Exhibit 99.1

Media Contact	Investor Contact
Bob Guenther, 203-578-2391	Terry Mangan, 203-578-2318
rguenther@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2016 SECOND QUARTER EARNINGS

WATERBURY, Conn., July 20, 2016 - Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced earnings applicable to common shareholders of $48.4 million, or $0.53 per diluted share, for the quarter ended June 30, 2016 compared to $49.8 million, or $0.55 per diluted share, for the quarter ended June 30, 2015. The second quarter of 2015 included a $3.7 million net tax benefit, or $0.04 per diluted share.

“Double-digit loan growth once again propelled strong revenue growth as Webster bankers continued to excel in service to businesses and consumers,” said James C. Smith, chairman and chief executive officer. “Loan originations in excess of $1 billion, coupled with exceptionally strong credit metrics, helped overcome margin pressure from today’s historically low interest rate environment to produce another solid quarter.”
Highlights for the second quarter of 2016 compared to the second quarter of 2015:

•	Revenue of $242.0 million, an increase of 8.6 percent, including a record level of net interest income of $176.9 million.

•	Loan growth of $1.5 billion, or 10.1 percent, with growth of $1.1 billion in commercial and commercial real estate loans.

•	Deposit growth of $1.5 billion, or 8.9 percent, with growth of $1.1 billion in transactional and health savings account deposits.

•	Efficiency ratio (non-GAAP) of 61.47 percent

•	Annualized return on average tangible common shareholders’ equity (non-GAAP) of 11.25 percent.
“Ongoing strategic investments in our businesses, along with continued expense discipline, are designed to maximize shareholder value over time,” said Glenn MacInnes, executive vice president and chief financial officer.
Prior period information:

Certain previously reported information has been modified to reflect immaterial corrections to HSA Bank results related to service fee revenue accruals and technology expense accruals in prior periods. Comparisons to prior periods in this press release reflect these corrections. See the detailed reconciliation in our attached tables.

Quarterly net interest income compared to the second quarter of 2015:

•	Net interest income was $176.9 million compared to $163.5 million.

•	Net interest margin was 3.08 percent compared to 3.05 percent. The yield on interest-earning assets increased by 4 basis points, while the cost of funds increased by 1 basis point.

•	Average interest-earning assets totaled $23.3 billion and grew by $1.5 billion, or 7.1 percent.

•	Average loans totaled $16.1 billion and grew by $1.6 billion, or 10.8 percent.
Quarterly provision for loan losses:

•	The Company recorded a provision for loan losses of $14.0 million compared to $15.6 million in the first quarter of 2016 and $12.8 million a year ago.

•
Net charge-offs were $7.8 million compared to $16.4 million in the prior quarter and $6.9 million a year ago. The prior quarter increase in net charge-offs was primarily related to the commercial segment. The ratio of net charge-offs to average loans on an annualized basis was 0.19 percent compared to 0.41 percent in the prior quarter and 0.19 percent a year ago.

•
The allowance for loan losses represented 1.11 percent of total loans compared to 1.10 percent at March 31, 2016 and 1.14 percent at June 30, 2015. The allowance for loan losses represented 136 percent of nonperforming loans compared to 124 percent at March 31,2016 and 100 percent a year ago.

Quarterly non-interest income compared to the second quarter of 2015:

•
Total non-interest income was $65.1 million compared to $59.2 million, an increase of $5.9 million. The increase reflects increases of $4.6 million in other income primarily related to higher client hedging revenues, $1.3 million in loan fees, and $1.0 million in deposit service fees primarily related to HSA Bank. Securities gains were $0.1 million in the quarter for a decline of $0.4 million from a year ago.

Quarterly non-interest expense compared to the second quarter of 2015:

•
Total non-interest expense was $152.8 million compared to $137.5 million, an increase of $15.3 million. The increase reflects added expenses of $5.5 million related to the Boston expansion, $3.5 million related to growth at HSA Bank, and $1.1 million in deposit insurance related expense. The remaining $5.2 million increase reflects higher compensation expense and other expenses.

Quarterly income taxes compared to the second quarter of 2015:

•
Income tax expense was $24.6 million compared to $20.4 million, and the effective tax rate was 32.7 percent compared to 28.2 percent. The quarter included a $0.4 million net tax benefit specific to the period compared to $3.7 million a year ago, which was primarily related to a change in the estimated realizability of the Company’s state deferred tax assets.

Investment securities:

•
Total investment securities were $6.8 billion compared to $7.1 billion at March 31, 2016 and $6.9 billion a year ago. The carrying value of the available-for-sale portfolio included $19.5 million of net unrealized gains compared to $1.6 million at March 31, 2016 and $14.9 million a year ago, while the carrying value of the held-to-maturity portfolio does not reflect $106.8 million of net unrealized gains compared to $82.2 million at March 31, 2016 and $50.6 million a year ago.

Loans:

•
Total loans were $16.3 billion compared to $15.9 billion at March 31, 2016 and $14.8 billion a year ago. Compared to March 31, 2016, commercial, commercial real estate, residential mortgage, and consumer loans increased by $220.5 million, $144.2 million, $47.4 million, and $1.6 million, respectively.

•	Compared to a year ago, commercial, commercial real estate, residential mortgage, and consumer loans increased by $628.5 million, $420.8 million, $323.2 million, and $122.0 million, respectively.

•
Loan originations for portfolio were $1.314 billion compared to $900 million in the prior quarter and $1.363 billion a year ago. In addition, $109 million of residential loans were originated for sale in the quarter compared to $73 million in the prior quarter and $147 million a year ago.

Asset quality:

•
Total nonperforming loans were $132.9 million, or 0.82 percent of total loans, compared to $140.7 million, or 0.89 percent, at March 31, 2016 and $167.9 million, or 1.14 percent, a year ago. Total paying nonperforming loans were $33.8 million compared to $43.7 million at March 31, 2016 and $48.7 million a year ago.

•
Past due loans were $34.7 million compared to $55.7 million at March 31, 2016 and $32.4 million a year ago. Included in past due loans are loans past due 90 days or more and still accruing, which increased $2.3 million from the prior quarter and $3.8 million from the prior year.

Deposits and borrowings:

•
Total deposits were $18.8 billion compared to $18.7 billion at March 31, 2016 and $17.3 billion a year ago. Core deposits to total deposits were 89.4 percent compared to 89.2 percent at March 31, 2016 and 87.8 percent a year ago. Loans to deposits were 86.4 percent compared to 84.7 percent at March 31, 2016 and 85.4 percent a year ago.

•	Total borrowings were $3.6 billion compared to $3.5 billion at March 31, 2016 and $3.7 billion a year ago.
Capital:

•
The return on average tangible common shareholders’ equity and the return on average common shareholders’ equity were 11.25 percent and 8.31 percent, respectively, compared to 12.39 percent and 8.95 percent, respectively, in the second quarter of 2015.

•
The tangible equity and tangible common equity ratios were 7.75 percent and 7.25 percent, respectively, compared to 7.81 percent and 7.28 percent, respectively, at June 30, 2015. The common equity tier 1 risk-based capital ratio was 10.50 percent compared to 10.94 percent a year ago.

•	Book value and tangible book value per common share were $25.68 and $19.41, respectively, compared to $24.55 and $18.23, respectively, a year ago.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $25.1 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust, and investment services through 176 banking centers and 349 ATMs. Webster also provides telephone banking, mobile banking, and Internet banking. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.
Conference Call

A conference call covering Webster’s 2016 second quarter earnings announcement will be held today, Wednesday, July 20, 2016 at 9:00 a.m. (Eastern) and may be heard through Webster’s Investor Relations website at www.wbst.com, or in listen-only mode by calling 877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.
Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of nonperforming assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes and cyber-security matters; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial services providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the headings “Risk Factors” and ‘Management Discussion and Analysis of Financial Condition and Results of Operation.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.
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WEBSTER FINANCIAL CORPORATION Selected Financial Highlights (unaudited)
		At or for the Three Months Ended
(In thousands, except per share data)	June 30, 2016	March 31, 2016 (b)	December 31, 2015 (b)	September 30, 2015 (b)	June 30, 2015 (b)

Income and performance ratios (annualized):
Net income	$50,603	$47,047	$51,812	$51,370	$52,043
Earnings applicable to common shareholders	48,398	44,921	49,646	49,176	49,819
Earnings per diluted common share	0.53	0.49	0.54	0.53	0.55
Return on average assets	0.81%	0.76%	0.85%	0.86%	0.89%
Return on average tangible common shareholders' equity (non-GAAP)	11.25	10.63	11.82	11.86	12.39
Return on average common shareholders’ equity	8.31	7.80	8.67	8.66	8.95
Non-interest income as a percentage of total revenue	26.89	26.15	25.61	26.73	26.60

Asset quality:
Allowance for loan and lease losses	$180,428	$174,201	$174,990	$172,992	$167,860
Nonperforming assets	137,347	145,787	144,970	164,387	172,825
Allowance for loan and lease losses / total loans and leases	1.11%	1.10%	1.12%	1.14%	1.14%
Net charge-offs / average loans and leases (annualized)	0.19	0.41	0.31	0.21	0.19
Nonperforming loans and leases / total loans and leases	0.82	0.89	0.89	1.04	1.14
Nonperforming assets / total loans and leases plus OREO	0.84	0.92	0.92	1.08	1.17
Allowance for loan and lease losses / nonperforming loans and leases	135.75	123.79	125.05	108.80	100.00

Other ratios (annualized):
Tangible equity (non-GAAP)	7.75%	7.63%	7.63%	7.78%	7.81%
Tangible common equity (non-GAAP)	7.25	7.13	7.12	7.25	7.28
Tier 1 risk-based capital (a)	11.19	11.34	11.54	11.62	11.80
Total risk-based capital (a)	12.66	12.81	12.92	13.02	13.21
Common equity tier 1 risk-based capital (a)	10.50	10.63	10.71	10.78	10.94
Shareholders’ equity / total assets	9.86	9.77	9.80	10.00	10.08
Net interest margin	3.08	3.11	3.08	3.04	3.05
Efficiency ratio (non-GAAP)	61.47	62.00	60.30	59.56	60.08

Share and equity related:
Common equity	$2,354,256	$2,312,076	$2,291,250	$2,278,991	$2,256,307
Book value per common share	25.68	25.24	24.99	24.86	24.55
Tangible book value per common share (non-GAAP)	19.41	18.95	18.69	18.54	18.23
Common stock closing price	33.95	35.90	37.19	35.63	39.55
Dividends declared per common share	0.25	0.23	0.23	0.23	0.23

Common shares issued and outstanding	91,677	91,617	91,677	91,663	91,919
Weighted-average common shares outstanding - Basic	91,244	91,328	91,419	91,458	90,713
Weighted-average common shares outstanding - Diluted	91,745	91,809	91,956	92,007	91,302

(a) The ratios presented are projected for June 30, 2016 and actual for the remaining periods.
(b) Certain previously reported information has been modified to reflect immaterial corrections to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Consolidated Balance Sheets (unaudited)
(In thousands)	June 30, 2016 (a)	March 31, 2016 (a) (c)	June 30, 2015 (b) (c)
Assets:
Cash and due from banks	$224,964	$198,174	$165,303
Interest-bearing deposits	38,091	27,805	142,083
Investment securities:
Available for sale	2,921,950	3,080,469	2,837,158
Held to maturity	3,920,974	4,012,289	4,064,022
Total securities	6,842,924	7,092,758	6,901,180
Loans held for sale	53,353	30,425	63,535
Loans and Leases:
Commercial	5,195,825	4,975,332	4,567,345
Commercial real estate	4,191,087	4,046,911	3,770,252
Residential mortgages	4,156,665	4,109,243	3,833,489
Consumer	2,728,452	2,726,869	2,606,440
Total loans and leases	16,272,029	15,858,355	14,777,526
Allowance for loan and lease losses	(180,428)	(174,201)	(167,860)
Loans and leases, net	16,091,601	15,684,154	14,609,666
Federal Home Loan Bank and Federal Reserve Bank stock	185,104	188,347	180,290
Premises and equipment, net	134,482	134,212	123,828
Goodwill and other intangible assets, net	574,622	576,145	580,908
Cash surrender value of life insurance policies	510,410	506,746	446,423
Deferred tax asset, net	79,886	81,191	79,257
Accrued interest receivable and other assets	385,029	412,134	301,666
Total Assets	$25,120,466	$24,932,091	$23,594,139

Liabilities and Equity:
Deposits:
Demand	$3,958,484	$3,625,605	$3,547,356
Interest-bearing checking	2,438,661	2,421,692	2,214,973
Health savings accounts	4,155,760	4,084,190	3,665,019
Money market	1,987,295	2,319,588	1,757,095
Savings	4,287,078	4,244,383	3,998,169
Certificates of deposit	1,701,307	1,727,934	1,811,864
Brokered certificates of deposit	299,883	301,131	299,790
Total deposits	18,828,468	18,724,523	17,294,266
Securities sold under agreements to repurchase and other borrowings	899,691	910,149	1,014,504
Federal Home Loan Bank advances	2,463,057	2,363,131	2,509,285
Long-term debt	225,387	225,323	225,133
Accrued expenses and other liabilities	226,897	274,179	171,934
Total liabilities	22,643,500	22,497,305	21,215,122

Preferred stock	122,710	122,710	122,710
Common shareholders' equity	2,354,256	2,312,076	2,256,307
Webster Financial Corporation shareholders’ equity	2,476,966	2,434,786	2,379,017
Total Liabilities and Equity	$25,120,466	$24,932,091	$23,594,139

(a) A policy election was made effective in the first quarter 2016. As a result, loans held for sale balances include loans originated for sale which are accounted for under the fair value option of ASU 820.

(b) Amounts revised for an immaterial correction for cash collateral relating to derivatives, reclassified from cash and due from banks impacting other assets and other liabilities.
(c) Certain previously reported information has been modified to reflect immaterial corrections to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Consolidated Statements of Income (unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2016	2015 (a)	2016	2015 (a)
Interest income:
Interest and fees on loans and leases	$152,171	$135,694	$301,979	$266,417
Interest and dividends on securities	49,967	50,844	102,221	102,523
Loans held for sale	293	432	566	942
Total interest income	202,431	186,970	404,766	369,882
Interest expense:
Deposits	12,374	11,533	24,673	23,075
Borrowings	13,152	11,926	27,036	23,532
Total interest expense	25,526	23,459	51,709	46,607
Net interest income	176,905	163,511	353,057	323,275
Provision for loan and lease losses	14,000	12,750	29,600	22,500
Net interest income after provision for loan and lease losses	162,905	150,761	323,457	300,775
Non-interest income:
Deposit service fees	34,894	33,933	69,819	66,218
Loan and lease related fees	7,074	5,729	12,749	11,408
Wealth and investment services	7,204	8,784	14,399	16,673
Mortgage banking activities	2,945	2,517	5,574	4,078
Increase in cash surrender value of life insurance policies	3,664	3,197	7,317	6,349
Gain on investment securities, net	94	486	414	529
Other income	9,200	4,599	17,326	11,551
	65,075	59,245	127,598	116,806
Impairment loss on securities recognized in earnings	—	—	(149)	—
Total non-interest income	65,075	59,245	127,449	116,806
Non-interest expense:
Compensation and benefits	80,231	74,043	160,540	144,907
Occupancy	14,842	11,680	29,095	25,276
Technology and equipment	19,376	20,315	39,314	39,560
Marketing	4,669	4,245	9,593	8,421
Professional and outside services	3,754	2,875	6,565	5,328
Intangible assets amortization	1,523	1,843	3,077	3,131
Loan workout expenses	530	801	1,495	1,679
Deposit insurance	6,633	5,492	13,419	11,733
Other expenses	21,220	16,243	42,125	31,589
Total non-interest expense	152,778	137,537	305,223	271,624
Income before income taxes	75,202	72,469	145,683	145,957
Income tax expense	24,599	20,426	48,033	44,410
Net income	50,603	52,043	97,650	101,547
Preferred stock dividends and other	(2,205)	(2,224)	(4,368)	(5,014)
Earnings applicable to common shareholders	$48,398	$49,819	$93,282	$96,533

Weighted-average common shares outstanding - diluted	91,745	91,302	91,726	91,070

Earnings per common share:
Basic	$0.53	$0.55	$1.02	$1.07
Diluted	0.53	0.55	1.02	1.06

(a) Certain previously reported information has been modified to reflect immaterial corrections to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Five Quarter Consolidated Statements of Income (unaudited)
	Three Months Ended
(In thousands, except per share data)	June 30, 2016	March 31, 2016 (a)	December 31, 2015 (a)	September 30, 2015 (a)	June 30, 2015 (a)
Interest income:
Interest and fees on loans and leases	$152,171	$149,808	$145,504	$140,520	$135,694
Interest and dividends on securities	49,967	52,254	52,365	51,121	50,844
Loans held for sale	293	273	291	357	432
Total interest income	202,431	202,335	198,160	191,998	186,970
Interest expense:
Deposits	12,374	12,299	11,476	11,480	11,533
Borrowings	13,152	13,884	13,344	12,508	11,926
Total interest expense	25,526	26,183	24,820	23,988	23,459
Net interest income	176,905	176,152	173,340	168,010	163,511
Provision for loan and lease losses	14,000	15,600	13,800	13,000	12,750
Net interest income after provision for loan and lease losses	162,905	160,552	159,540	155,010	150,761
Non-interest income:
Deposit service fees	34,894	34,925	33,675	35,164	33,933
Loan and lease related fees	7,074	5,675	5,881	8,305	5,729
Wealth and investment services	7,204	7,195	8,052	7,761	8,784
Mortgage banking activities	2,945	2,629	2,276	1,441	2,517
Increase in cash surrender value of life insurance policies	3,664	3,653	3,383	3,288	3,197
Gain on investment securities, net	94	320	80	—	486
Other income	9,200	8,126	6,360	5,415	4,599
	65,075	62,523	59,707	61,374	59,245
Impairment loss on securities recognized in earnings	—	(149)	(28)	(82)	—
Total non-interest income	65,075	62,374	59,679	61,292	59,245
Non-interest expense:
Compensation and benefits	80,231	80,309	79,232	73,378	74,043
Occupancy	14,842	14,253	11,573	11,987	11,680
Technology and equipment	19,376	19,938	19,834	21,419	20,315
Marketing	4,669	4,924	3,533	4,099	4,245
Professional and outside services	3,754	2,811	2,932	2,896	2,875
Intangible assets amortization	1,523	1,554	1,588	1,621	1,843
Loan workout expenses	530	965	775	719	801
Deposit insurance	6,633	6,786	6,242	6,067	5,492
Other expenses	21,220	20,905	18,071	17,751	16,243
Total non-interest expense	152,778	152,445	143,780	139,937	137,537
Income before income taxes	75,202	70,481	75,439	76,365	72,469
Income tax expense	24,599	23,434	23,627	24,995	20,426
Net income	50,603	47,047	51,812	51,370	52,043
Preferred stock dividends and other	(2,205)	(2,126)	(2,166)	(2,194)	(2,224)
Earnings applicable to common shareholders	$48,398	$44,921	$49,646	$49,176	$49,819

Weighted-average common shares outstanding - Diluted	91,745	91,809	91,956	92,007	91,302

Earnings per common share:
Basic	$0.53	$0.49	$0.54	$0.54	$0.55
Diluted	0.53	0.49	0.54	0.53	0.55

(a) Certain previously reported information has been modified to reflect immaterial corrections to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Yields, and Rates Paid (unaudited)
	Three Months Ended June 30,
		2016			2015
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans and leases	$16,079,348	$152,937	3.79%	$14,508,701	$136,223	3.74%
Investment securities (a)	6,904,166	50,986	2.95	6,854,413	51,483	3.02
Federal Home Loan and Federal Reserve Bank stock	192,664	1,420	2.96	192,707	1,379	2.87
Interest-bearing deposits	61,929	77	0.49	124,769	79	0.25
Loans held for sale	37,104	293	3.15	50,382	432	3.43
Total interest-earning assets	23,275,211	$205,713	3.52%	21,730,972	$189,596	3.48%
Non-interest-earning assets (b)	1,728,222			1,618,067
Total assets	$25,003,433			$23,349,039

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits:
Demand	$3,728,684	$—	—%	$3,450,633	$—	—%
Savings, interest checking, and money market	13,009,331	6,861	0.21	11,767,724	5,300	0.18
Certificates of deposit	2,015,120	5,513	1.10	2,163,918	6,233	1.16
Total deposits	18,753,135	12,374	0.27	17,382,275	11,533	0.27

Securities sold under agreements to repurchase and other borrowings	872,189	3,379	1.53	1,111,385	4,186	1.49
Federal Home Loan Bank advances	2,525,500	7,291	1.14	2,092,840	5,329	1.01
Long-term debt	225,351	2,482	4.41	226,277	2,411	4.26
Total borrowings	3,623,040	13,152	1.44	3,430,502	11,926	1.38
Total interest-bearing liabilities	22,376,175	$25,526	0.46%	20,812,777	$23,459	0.45%
Non-interest-bearing liabilities (b)	166,495			158,088
Total liabilities	22,542,670			20,970,865

Preferred stock	122,710			142,109
Common shareholders' equity	2,338,053			2,236,065
Webster Financial Corporation shareholders' equity (b)	2,460,763			2,378,174
Total liabilities and equity	$25,003,433			$23,349,039
Tax-equivalent net interest income		180,187			166,137
Less: tax-equivalent adjustment		(3,282)			(2,626)
Net interest income		$176,905			$163,511
Net interest margin			3.08%			3.05%
(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Previously reported 2015 average balance has been modified to reflect immaterial corrections to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Yields, and Rates Paid (unaudited)
	Six Months Ended June 30,
		2016			2015
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans and leases	$15,939,123	$303,473	3.79%	$14,253,012	$267,477	3.75%
Investment securities (a)	6,899,787	103,998	3.01	6,775,633	103,909	3.08
Federal Home Loan and Federal Reserve Bank stock	190,505	2,837	3.00	192,997	2,695	2.82
Interest-bearing deposits	59,633	149	0.49	112,393	142	0.25
Loans held for sale	31,863	566	3.55	45,551	942	4.14
Total interest-earning assets	23,120,911	$411,023	3.54%	21,379,586	$375,165	3.51%
Non-interest-earning assets (b)	1,776,231			1,619,923
Total assets	$24,897,142			$22,999,509

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits:
Demand	$3,697,306	$—	—%	$3,452,428	$—	—%
Savings, interest checking, and money market	12,885,504	13,476	0.21	11,655,055	10,136	0.18
Certificates of deposit	2,036,385	11,197	1.11	2,203,170	12,939	1.18
Total deposits	18,619,195	24,673	0.27	17,310,653	23,075	0.27

Securities sold under agreements to repurchase and other borrowings	960,593	7,552	1.56	1,154,962	8,573	1.48
Federal Home Loan Bank advances	2,431,623	14,538	1.18	1,764,602	10,150	1.14
Long-term debt	225,771	4,946	4.38	226,263	4,809	4.25
Total borrowings	3,617,987	27,036	1.48	3,145,827	23,532	1.49
Total interest-bearing liabilities	22,237,182	$51,709	0.46%	20,456,480	$46,607	0.46%
Non-interest-bearing liabilities (b)	212,526			179,467
Total liabilities	22,449,708			20,635,947

Preferred stock	122,710			146,853
Common shareholders' equity	2,324,724			2,216,709
Webster Financial Corporation shareholders' equity (b)	2,447,434			2,363,562
Total liabilities and equity	$24,897,142			$22,999,509
Tax-equivalent net interest income		359,314			328,558
Less: tax-equivalent adjustment		(6,257)			(5,283)
Net interest income		$353,057			$323,275
Net interest margin			3.10%			3.07%
(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Previously reported 2015 average balance has been modified to reflect immaterial corrections to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Five Quarter Loan and Lease Balances (unaudited)
(Dollars in thousands)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Loan and Lease Balances (actuals):
Continuing Portfolio:
Commercial non-mortgage	$3,798,436	$3,607,176	$3,562,784	$3,423,775	$3,310,863
Equipment financing	618,343	596,572	600,526	552,850	545,441
Asset-based lending	779,046	771,584	753,215	716,204	711,041
Commercial real estate	4,191,087	4,046,911	3,991,649	3,857,155	3,770,252
Residential mortgages	4,156,665	4,109,243	4,061,001	4,015,839	3,833,489
Consumer	2,655,504	2,649,644	2,622,998	2,568,009	2,520,970
Total continuing portfolio	16,199,081	15,781,130	15,592,173	15,133,832	14,692,056
Allowance for loan and lease losses	(174,009)	(167,769)	(167,626)	(165,341)	(159,501)
Total continuing portfolio, net	16,025,072	15,613,361	15,424,547	14,968,491	14,532,555
Liquidating Portfolio:
Consumer	72,948	77,225	79,562	82,693	85,470
Allowance for loan and lease losses	(6,419)	(6,432)	(7,364)	(7,651)	(8,359)
Total liquidating portfolio, net	66,529	70,793	72,198	75,042	77,111
Total Loan and Lease Balances (actuals)	16,272,029	15,858,355	15,671,735	15,216,525	14,777,526
Allowance for loan and lease losses	(180,428)	(174,201)	(174,990)	(172,992)	(167,860)
Loans and Leases, net	$16,091,601	$15,684,154	$15,496,745	$15,043,533	$14,609,666

Loan and Lease Balances (average):
Continuing Portfolio:
Commercial non-mortgage	$3,726,394	$3,605,483	$3,482,862	$3,363,074	$3,247,527
Equipment financing	607,259	600,123	570,686	549,310	542,112
Asset-based lending	765,605	750,328	721,662	712,811	709,985
Commercial real estate	4,099,855	4,019,260	3,955,012	3,804,904	3,705,895
Residential mortgages	4,137,879	4,101,396	4,039,341	3,950,654	3,711,096
Consumer	2,667,028	2,643,792	2,601,955	2,544,789	2,504,668
Total continuing portfolio	16,004,020	15,720,382	15,371,518	14,925,542	14,421,283
Allowance for loan and lease losses	(174,416)	(173,479)	(170,724)	(163,421)	(156,698)
Total continuing portfolio, net	15,829,604	15,546,903	15,200,794	14,762,121	14,264,585
Liquidating Portfolio:
Consumer	75,328	78,515	81,058	84,449	87,418
Allowance for loan and lease losses	(6,419)	(6,432)	(7,364)	(7,651)	(8,359)
Total liquidating portfolio, net	68,909	72,083	73,694	76,798	79,059
Total Loan and Lease Balances (average)	16,079,348	15,798,897	15,452,576	15,009,991	14,508,701
Allowance for loan and lease losses	(180,835)	(179,911)	(178,088)	(171,072)	(165,057)
Loans and Leases, net	$15,898,513	$15,618,986	$15,274,488	$14,838,919	$14,343,644

WEBSTER FINANCIAL CORPORATION Five Quarter Nonperforming Assets (unaudited)
(Dollars in thousands)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Nonperforming loans and leases:
Continuing Portfolio:
Commercial non-mortgage	$28,700	$32,517	$27,086	$40,235	$43,081
Equipment financing	480	868	706	403	301
Asset-based lending	—	—	—	—	—
Commercial real estate	13,923	15,381	20,211	23,828	26,893
Residential mortgages	52,437	53,700	54,101	57,603	58,663
Consumer	34,016	34,581	33,972	32,969	34,236
Nonperforming loans and leases - continuing portfolio	129,556	137,047	136,076	155,038	163,174
Liquidating Portfolio:
Consumer	3,356	3,675	3,865	3,965	4,682
Total nonperforming loans and leases	$132,912	$140,722	$139,941	$159,003	$167,856

Other real estate owned and repossessed assets:
Continuing Portfolio:
Repossessed equipment	$220	$342	$—	$—	$—
Residential	3,395	3,329	3,788	4,078	3,930
Consumer	820	1,394	1,241	1,306	1,039
Total other real estate owned and repossessed assets	$4,435	$5,065	$5,029	$5,384	$4,969
Total nonperforming assets	$137,347	$145,787	$144,970	$164,387	$172,825

WEBSTER FINANCIAL CORPORATION Five Quarter Past Due Loans and Leases (unaudited)
(Dollars in thousands)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Past due 30-89 days:
Continuing Portfolio:
Commercial non-mortgage	$2,050	$7,265	$4,052	$4,415	$1,778
Equipment financing	404	594	602	739	517
Asset-based lending	—	—	—	—	—
Commercial real estate	3,017	20,730	2,250	1,939	1,547
Residential mortgages	9,632	10,456	15,032	15,222	12,315
Consumer	12,541	12,414	14,225	15,850	13,053
Past due 30-89 days - continuing portfolio	27,644	51,459	36,161	38,165	29,210
Liquidating Portfolio:
Consumer	1,304	819	1,036	953	1,299
Total past due 30-89 days	28,948	52,278	37,197	39,118	30,509
Past due 90 days or more and accruing	5,738	3,391	2,051	2,228	1,923
Total past due loans and leases	$34,686	$55,669	$39,248	$41,346	$32,432

WEBSTER FINANCIAL CORPORATION Five Quarter Changes in the Allowance for Loan and Lease Losses (unaudited)
	Three Months Ended
(Dollars in thousands)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Beginning balance	$174,201	$174,990	$172,992	$167,860	$161,970
Provision	14,000	15,600	13,800	13,000	12,750
Charge-offs continuing portfolio:
Commercial non-mortgage	3,525	11,208	6,522	2,204	2,541
Equipment financing	70	151	244	—	15
Asset-based lending	—	—	—	—	—
Commercial real estate	995	1,526	1,988	1,346	1,091
Residential mortgages	638	1,594	1,504	1,588	1,461
Consumer	4,193	4,101	4,379	3,991	3,531
Charge-offs continuing portfolio	9,421	18,580	14,637	9,129	8,639
Charge-offs liquidating portfolio:
NCLC	—	—	—	—	—
Consumer	363	320	320	840	322
Charge-offs liquidating portfolio	363	320	320	840	322
Total charge-offs	9,784	18,900	14,957	9,969	8,961
Recoveries continuing portfolio:
Commercial non-mortgage	315	455	441	558	527
Equipment financing	156	45	1,083	32	102
Asset-based lending	1	2	38	157	2
Commercial real estate	212	74	325	69	52
Residential mortgages	133	720	115	280	365
Consumer	845	905	948	852	849
Recoveries continuing portfolio	1,662	2,201	2,950	1,948	1,897
Recoveries liquidating portfolio:
NCLC	—	1	1	1	4
Consumer	349	309	204	152	200
Recoveries liquidating portfolio	349	310	205	153	204
Total recoveries	2,011	2,511	3,155	2,101	2,101
Total net charge-offs	7,773	16,389	11,802	7,868	6,860
Ending balance	$180,428	$174,201	$174,990	$172,992	$167,860

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures ____ __________
The Company evaluates its business based on certain ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders' equity measures the Company’s net income available to common shareholders, adjusted for the tax-affected amortization of intangible assets, as a percentage of average shareholders’ equity less average preferred stock and average goodwill and intangible assets. The tangible equity ratio represents shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets. The tangible common equity ratio represents shareholders’ equity less preferred stock and goodwill and intangible assets divided by total assets less goodwill and intangible assets. Tangible book value per common share represents shareholders’ equity less preferred stock and goodwill and intangible assets divided by common shares outstanding at the end of the period.

The efficiency ratio, which measures the costs expended to generate a dollar of revenue, is calculated excluding foreclosed property expense, amortization of intangibles, gain or loss on securities, and other non-recurring items. Core deposits express total deposits less time deposits. Accordingly, these are also non-GAAP financial measures.
The Company believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Company. Other companies may define or calculate supplemental financial data differently. See the tables below for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP.

	At or for the Three Months Ended
(In thousands, except per share data)	June 30, 2016	March 31, 2016 (a)	December 31, 2015 (a)	September 30, 2015 (a)	June 30, 2015 (a)
Return on average tangible common shareholders' equity:
Net income (GAAP)	$50,603	$47,047	$51,812	$51,370	$52,043
Less: Preferred stock dividends (GAAP)	2,024	2,024	2,024	2,024	2,024
Add: Intangible assets amortization, tax-affected at 35% (GAAP)	990	1,010	1,032	1,054	1,198
Income adjusted for preferred stock dividends and intangible assets amortization (non-GAAP)	$49,569	$46,033	$50,820	$50,400	$51,217
Income adjusted for preferred stock dividends and intangible assets amortization, annualized basis (non-GAAP)	$198,276	$184,132	$203,280	$201,600	$204,868
Average shareholders' equity (non-GAAP)	$2,460,763	$2,432,554	$2,420,592	$2,402,826	$2,378,174
Less: Average preferred stock (non-GAAP)	122,710	122,710	122,710	122,710	122,710
Average goodwill and other intangible assets (non-GAAP)	575,483	577,029	578,598	580,218	581,911
Average tangible common shareholders' equity (non-GAAP)	$1,762,570	$1,732,815	$1,719,284	$1,699,898	$1,654,154
Return on average tangible common shareholders' equity (non-GAAP)	11.25%	10.63%	11.82%	11.86%	12.39%

Efficiency ratio:
Non-interest expense (GAAP)	$152,778	$152,445	$143,780	$139,937	$137,537
Less: Foreclosed property activity (GAAP)	(123)	(158)	1	202	(391)
Intangible assets amortization (GAAP)	1,523	1,554	1,588	1,621	1,843
Other expenses (non-GAAP)	260	1,217	(108)	(209)	817
Non-interest expense (non-GAAP)	$151,118	$149,832	$142,299	$138,323	$135,268
Net interest income (GAAP)	$176,905	$176,152	$173,340	$168,010	$163,511
Add: Tax-equivalent adjustment (non-GAAP)	3,282	2,975	2,738	2,596	2,626
Non-interest income (GAAP)	65,075	62,374	59,679	61,292	59,245
Less: Gain on investment securities, net (GAAP)	94	320	80	—	486
Other (non-GAAP)	(655)	(481)	(303)	(324)	(242)
Income (non-GAAP)	$245,823	$241,662	$235,980	$232,222	$225,138
Efficiency ratio (non-GAAP)	61.47%	62.00%	60.30%	59.56%	60.08%

Tangible equity:
Shareholders' equity (GAAP)	$2,476,966	$2,434,786	$2,413,960	$2,401,701	$2,379,017
Less: Goodwill and other intangible assets (GAAP)	574,622	576,145	577,699	579,287	580,908
Tangible shareholders' equity (non-GAAP)	$1,902,344	$1,858,641	$1,836,261	$1,822,414	$1,798,109
Total assets (GAAP)	$25,120,466	$24,932,091	$24,641,118	$24,007,735	$23,594,139
Less: Goodwill and other intangible assets (GAAP)	574,622	576,145	577,699	579,287	580,908
Tangible assets (non-GAAP)	$24,545,844	$24,355,946	$24,063,419	$23,428,448	$23,013,231
Tangible equity (non-GAAP)	7.75%	7.63%	7.63%	7.78%	7.81%

Tangible common equity:
Tangible shareholders' equity (non-GAAP)	$1,902,344	$1,858,641	$1,836,261	$1,822,414	$1,798,109
Less: Preferred stock (GAAP)	122,710	122,710	122,710	122,710	122,710
Tangible common shareholders' equity (non-GAAP)	$1,779,634	$1,735,931	$1,713,551	$1,699,704	$1,675,399
Tangible assets (non-GAAP)	$24,545,844	$24,355,946	$24,063,419	$23,428,448	$23,013,231
Tangible common equity (non-GAAP)	7.25%	7.13%	7.12%	7.25%	7.28%

Tangible book value per common share:
Tangible common shareholders' equity (non-GAAP)	$1,779,634	$1,735,931	$1,713,551	$1,699,704	$1,675,399
Common shares outstanding	91,677	91,617	91,677	91,663	91,919
Tangible book value per common share (non-GAAP)	$19.41	$18.95	$18.69	$18.54	$18.23

Core deposits:
Total deposits	$18,828,468	$18,724,523	$17,952,778	$17,582,230	$17,294,266
Less: Certificates of deposit	1,701,307	1,727,934	1,762,847	1,762,046	1,811,864
Brokered certificates of deposit	299,883	301,131	323,307	299,694	299,790
Core deposits (non-GAAP)	$16,827,278	$16,695,458	$15,866,624	$15,520,490	$15,182,612

(a) Certain previously reported information has been modified to reflect immaterial corrections to HSA Bank results.

WEBSTER FINANCIAL CORPORATION
Reconciliations to Previously Reported Information for Immaterial Corrections to HSA Bank Results ______

	For the Three Months Ended
(In thousands)	March 31, 2016 (a)	December 31, 2015 (b)	September 30, 2015 (b)	June 30, 2015 (b)	March 31, 2015 (b)

Total non-interest income, as reported	$64,024	$60,349	$61,455	$59,851	$57,890
Deposit service fees adjustment	(1,457)	(556)	(65)	(560)	(340)
Other income adjustment	(193)	(114)	(98)	(46)	11
Total non-interest income, as revised	$62,374	$59,679	$61,292	$59,245	$57,561

Total non-interest expense, as reported	$151,742	$143,164	$139,854	$137,446	$134,090
Technology and equipment adjustment	703	616	83	91	(3)
Total non-interest expense, as revised	$152,445	$143,780	$139,937	$137,537	$134,087

Net income, as reported	$48,617	$52,579	$51,536	$52,503	$49,722
Change in non-interest income	(1,650)	(670)	(163)	(606)	(329)
Change in non-interest expense	(703)	(616)	(83)	(91)	3
Adjustment to income tax expense	783	519	80	237	108
Net income, as revised	$47,047	$51,812	$51,370	$52,043	$49,504

(a) Three months ended March 31, 2016 impact was a $1.6 million reduction to net income.
(a) Full year 2015 impact was a $1.6 million reduction to net income.